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                                                                   Exhibit 10.44
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                                SWITCHBOARD.COM

                        INCENTIVE STOCK OPTION AGREEMENT

                    GRANTED UNDER 1999 STOCK INCENTIVE PLAN


1.  Grant of Option.
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     This agreement evidences the grant by Switchboard Incorporated, a Delaware corporation (the "Company"), on MAY 25, 2000 (the "Grant Date") to KEVIN LAWLER,
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an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1999 Stock Incentive Plan (the "Plan"), at total of 30,000 shares (the "Shares") of common
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stock, $0.01 par value per share, of the Company ("Common Stock") at $6.69 per
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Share.  Unless earlier terminated, this option shall expire on MAY 25, 2010 (the
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"Final Exercise Date").

     To the extent permissible by law, it is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.  Vesting Schedule.
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(a)  This option will become exercisable ("vest") as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 6.25% of the original number of Shares at the end of each successive three-month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date.

     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

     Notwithstanding anything to the contrary in this option or in the Plan, this option will vest as to 50% of the then-unvested shares upon the occurrence of a Change of Control (as defined herein). For the purposes of this option, a "Change of Control" shall mean an event or occurrence set forth in any one or more of clauses (i) through (iv) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

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(i)    the acquisition by an individual, entity or group (within the meaning of
       Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), other than ePresence or CBS Corporation, of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities"); provided, however, that for purposes of this clause (i),
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       the following acquisitions shall not constitute a Change in Control: (I)
       any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (IV) any acquisition by any corporation pursuant to a transaction which complies with clauses (A) and
       (B) of clause (iii) of this Section 3(a); or

(ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (A) who was a member of the Board on the date of the execution of this Agreement or
       (B) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (B) any
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       individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of

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       the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (A) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding
       Company Common Stock and Outstanding Company Voting Securities, respectively; and (B) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 20% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     (b) Early Exercise Alternative. Notwithstanding the exercisability schedule
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set forth in paragraph (a), the Participant may elect to exercise this option as to the unvested shares (in addition to the vested shares) if simultaneously with such exercise the Participant enters into a Stock Restriction agreement with the Company in the form attached hereto as Exhibit A (the "Stock Restriction
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Agreement"). The Stock Restriction Agreement provides that the unvested shares shall be subject to a right of repurchase (the "Purchase Option") in favor of the Company at the $6.69 exercise price (as adjusted pursuant to the terms
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hereof) in the event that the Participant ceases to be employed by the Company.

3.  Exercise of Option.
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     (a) Form of Exercise. Each election to exercise this option shall be in
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writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.

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The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

     (b) Continuous Relationship with the Company Required. Except as otherwise
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provided in this Section 3, this option may not be exercised unless the
Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c) Termination of Relationship with the Company. If the Participant ceases
         --------------------------------------------
to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate 30 days after such cessation (but in no event after the Final Exercise Date), provided, that, this option shall be exercisable only to the extent that the
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Participant was entitled to exercise this option on the date of such cessation.
Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of the Plan or any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

     (d) Exercise Period Upon Death or Disability. If the Participant dies or
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becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of six months following the date of death or disability of the Participant by the Participant, provided, that, this option shall be exercisable only to the extent
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that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

     (e) Discharge for Cause. If the Participant, prior to the Final Exercise
         -------------------
Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean, with respect to any Participant who has entered into an employment or consulting agreement with the Company, a material breach of such agreement by the Participant, or if such agreement provides for termination for cause, the definition of "cause" set forth in such agreement. With respect to any other Participant, "cause" shall mean (i) conviction or pleading guilty (including a plea of nolo contendere) with respect to the commission of a felony, (ii) acts of dishonesty or moral turpitude which are materially detrimental to the Company and/or its affiliates as determined in good faith by the Board, (iii) failure of the Participant to obey the reasonable and lawful orders of the Board or the chief executive officer of the Company after written demand that the Participant do so, (iv) gross negligence by the Participant in the performance of, or willful disregard by the Participant of, the Participant's obligations to the Company, or (v) breach by the Participant of any of the Participant's obligations of confidentiality with

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respect to the Company. The Participant shall be considered to have been discharged for "cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.  Withholding.
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    No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option. If the Participant chooses a Sell-to-cover exercise, then the total tax withholding cannot exceed the Company's minimum statutory withholding (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).

5.  Non-transferability of Option.
    -----------------------------

    This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.  Disqualifying Disposition.
    -------------------------

    If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

7.  Provisions of the Plan.
    ----------------------
     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

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IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                              SWITCHBOARD INCORPORATED



                              By:     /s/ John P. Jewett
                                   ---------------------
                              Name:   John P. Jewett
                              Title:  VP and Chief Financial Officer

Dated:  5/25/00

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